                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:   August 31, 2004
                                                      Estimated average burden
                                                      hours per response...14.73

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                   Commercial National Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TUESDAY, APRIL 22, 2003


--------------------------------------------------------------------------------

         The annual meeting of shareholders of Commercial National Financial Corporation will be held at the Ithaca Community Center, 120 North Maple Street, Ithaca, Michigan 48847, on Tuesday, April 22, 2003, at 7:00 p.m. to consider and vote upon:

         1.     Election of Directors.

         2.     To transact any other business that may come before the meeting.

         Shareholders of record at the close of business on March 14, 2003 are entitled to notice of and to vote at the meeting or any adjournment of the meeting.



                                     By Order of the Board of Directors,




                                     Jeffrey S. Barker
                                     President and Chief Executive Officer


March 21, 2003

--------------------------------------------------------------------------------


             It is important that your shares be represented at the
               meeting. Even if you expect to attend the meeting,
                   PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                                 PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS OF
                    COMMERCIAL NATIONAL FINANCIAL CORPORATION
                                  P.O. Box 280
                           101 North Pine River Street
                             Ithaca, Michigan 48847


         This proxy statement is being furnished to holders of common stock, with no par value ("Common Stock"), of Commercial National Financial Corporation (the "Corporation") in connection with the solicitation of proxies by the Corporation's board of directors for use at the annual meeting of shareholders to be held on April 22, 2003, and at any adjournment of that meeting. The annual meeting will be held at the Ithaca Community Center, 120 North Maple Street, Ithaca, Michigan 48847, at 7:00 p.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and form of proxy are first being sent to shareholders on or about March 26, 2003.

         If a proxy in the form distributed by the Corporation is properly executed and returned to the Corporation, the shares represented by that proxy will be voted at the annual meeting of shareholders and at any adjournment of that meeting. Where a shareholder specified a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted for the election of all nominees to the board of directors. Management does not know of any other matters to be presented at the annual meeting. If other matters are presented, all proxies will be voted in accordance with the judgment of the persons named as proxies, who will consider management's recommendations.

         A proxy may be revoked at any time prior to the closing of the polls by written notice delivered to the President of the Corporation, by a subsequent dated proxy, or by voting the shares represented by the proxy at the annual meeting.

         Solicitation of proxies will be made initially by mail. Officers, directors and employees of the Corporation and its wholly owned subsidiary, Commercial Bank (the "Bank"), may also solicit proxies in person or by telephone without additional compensation. In addition, proxies may be solicited by nominees and other fiduciaries, who may mail material to or otherwise communicate with the beneficial owners of shares held by them. All expenses of solicitation of proxies will be paid by the Bank.

                              ELECTION OF DIRECTORS


         The board of directors of the Corporation has nominated the following 10 persons for election to the board of directors at the annual meeting:

         Richard F. Abbott          Patrick G. Duffy        Howard D. Poindexter
         Jefferson P. Arnold        David A. Ferguson       Scott E. Sheldon
         Jeffrey S. Barker          Paul B. Luneack
         Don J. Dewey               Kim C. Newson

         Directors are to be elected at the annual meeting of shareholders to serve until the next following annual meeting of shareholders. The proposed nominees are willing to be elected and to serve. In the event that any nominee is unable to serve or is otherwise unavailable for election, which is not now contemplated, the incumbent Corporation board of directors may or may not select a substitute nominee. If a substitute nominee is selected, all proxies will be voted for the person so selected. If a substitute nominee is not so selected, all proxies will be voted for the election of the remaining nominees. Proxies will not be voted for a greater number of persons than the number of nominees named.

         A vote of shareholders holding a plurality of shares is required to elect directors. For the purpose of counting votes on this proposal, abstentions, broker non-votes, and other shares not voted will not be counted as shares voted, and the number of votes of which a plurality is required will be reduced by the number of shares not voted.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS


VOTING SECURITIES

         Holders of record of Common Stock, at the close of business on March 14, 2003, will be entitled to vote at the annual meeting of shareholders on April 22, 2003, and any adjournment of that meeting. As of March 14, 2003, there were 3,814,965 shares of Common Stock issued and outstanding. Each share of Common Stock entitles its holder to one vote upon each matter to be voted upon at the meeting.

         The following table shows certain information concerning the number of shares of Common Stock held as of March 14, 2003, by shareholders known to management to have been the beneficial owner of more than 5% of the outstanding shares as of that date:

                  Amount and Nature of Beneficial Ownership (1)

                                   Sole Voting or    Shared Voting or
Name and Address of                  Investment        Investment        Total Beneficial    Percent
 Beneficial Owner                      Power             Power(2)            Ownership       of Class
-----------------------------------------------------------------------------------------------------------
Kenneth R. Luneack
9333 N. Union Road
St. Louis, Michigan 48880             265,152            10,144                275,296        7.22%


         The following table sets forth information concerning the number of shares of Common Stock held as of March 14, 2003, by each of the Corporation's directors and nominees, the named executive officers of the Corporation, and by all directors and executive officers of the Corporation as a group:

                  Amount and Nature of Beneficial Ownership (1)
                  -----------------------------------------

                                   Sole Voting    Shared Voting
                                       and              or                            Total
                                   Investment       Investment       Stock          Beneficial     Percent
                                      Power          Power(2)      Options(3)       Ownership      of Class
===============================  ==============   ==============  ============    ==============   ========
Richard F. Abbott                          -          99,955          2,104           102,059        2.68%
Jefferson P. Arnold                   37,368          56,038          3,805            97,211        2.55%
Jeffrey S. Barker(4)                  13,759           7,171         42,225            63,155        1.66%
Don J. Dewey                           5,130          13,323          4,653            23,106         .61%
Patrick G. Duffy(4)                    2,112           6,954         19,747            28,813         .76%
David F. Ferguson                     32,981          44,488          1,025            78,494        2.06%
Paul B. Luneack                       77,930           5,266              -            83,196        2.18%
Kim C. Newson                         12,398           9,731          4,864            26,993         .71%
Howard D. Poindexter                  69,733          66,934          2,173           138,840        3.64%
Andrew P. Shafley(4)                  15,227               -         11,805            27,032         .71%
Scott E. Sheldon(5)                  139,613          10,149          8,544           158,306        4.15%
----------------------------------------------------------------------------------------------------------
All Directors and Executive
   Officers as a Group               406,251         320,009        100,945           827,205       21.68%
==========================================================================================================

(1) The number of shares stated is based on information furnished by the officers and directors and includes shares personally owned of record by each person and shares which under applicable regulations are deemed to be otherwise beneficially owned by each person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power or investment power with respect to the security. Voting power includes the power to vote or to direct the voting of the security. Investment power includes the power to dispose or to direct the disposition of the security. A person is also considered to be the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty days.

(2) These numbers include shares as to which the indicated person is legally entitled to share voting or investment power by reason of joint ownership, trust or other contract or property right, and shares held by a family member over whom the indicated person may have substantial influence by reason of relationship.

(3) These numbers include vested stock options, granted under the Corporation's 1991 Stock Option Plan and 2001 Stock Option Plan, which entitle the holder to acquire beneficial ownership of such shares within sixty days.

(4) These numbers include shares that are allocated to the member's individual account under the Commercial Bank Employee Savings and Stock Ownership Plan.

(5) These numbers include 34,688 shares owned by an estate for which Mr. Sheldon serves as trustee.



DIRECTORS AND EXECUTIVE OFFICERS

          Biographical information concerning executive officers and directors who are nominated for election to the board of directors at the annual meeting is presented below. Except as otherwise indicated, all directors and executive officers have had the same principal employment for over 5 years and have held their positions with the Corporation since January 1998. All nominees were last elected to the Corporation's board of directors at the last annual meeting of shareholders that was held on April 23, 2002.

         Richard F. Abbott (age 68) has been a director of the Corporation and the Bank since 1989. He had been interim president and chief executive officer of the Bank from September 15, 1993, until March 16, 1994, and of the Corporation from September 15, 1993 until May 18, 1994. From May, 1990 to September 15, 1993, and from March 16, 1994 until December 31, 1996, Mr. Abbott served as executive vice president of the Bank and of the Corporation.

         Jefferson P. Arnold (age 63) has been a director of the Corporation since May 18, 1994. Mr. Arnold is an attorney at law and has practiced law with the Arnold Law Offices for over 30 years.

         Jeffrey S. Barker (age 54) is president and chief executive officer of the Corporation and the Bank. He has been a director of the Corporation and the Bank since November 12, 1997. He has been president and chief executive officer of the Bank and the Corporation since November 12, 1997.

         Don J. Dewey (age 65) has been a director of the Corporation since 1988 and a director of the Bank since 1987. He is a funeral director and the owner and president of Dewey Funeral Homes, Inc.

         Patrick G. Duffy (age 39) is executive vice president and chief financial officer of the Corporation and the Bank. He was named executive vice president and appointed to the board of directors of the Corporation and the Bank on May 19, 1999. He has been vice president and chief financial officer of the Bank and the Corporation since February 19, 1997.

         David A. Ferguson (age 53) has been a director of the Corporation since 1988 and a director of the Bank since 1985. He is a member of Chodoka LLC. He previously served as vice president of Ashcraft's Market, Inc., a regional retail grocery store chain.

         Paul B. Luneack (age 43) has been a director of the Corporation and the Bank since January 2002. He is Vice President of Ken Luneack Construction, Inc., a building materials manufacturer.

         Kim C. Newson (age 52) has been director of the Corporation since 1988 and a director of the Bank since 1987. He is president of Alma Hardware Company and general manager of Alma True Value Hardware, both of which are in the retail hardware business.

         Howard D. Poindexter (age 67) has been chairman of the board of the Corporation since February of 1993. He has been a director of the Corporation since 1988 and a director of the Bank since 1973. He is manager of Poindexter Farms, an independent farming business. From 1954 until his retirement in 1992, he was a soil conservationist for the U.S. Department of Agriculture.

         Scott E. Sheldon (age 45) has served as chairman of the board of the Bank since July of 1997. He has been a director of the Corporation since 1988 and a director of the Bank since 1985. He is the owner of Kernen-Sheldon Agency, and Shepherd Insurance Agency, which are insurance agencies.

         Jeffrey S. Barker and Patrick G. Duffy serve as the executive officers of the Corporation. Biographical information for Mr. Barker and Mr. Duffy is presented above. Mr. Shafley serves as an executive officer of the Bank. Biographical information for Mr. Shafley is presented below.

         Andrew P. Shafley (age 37) has served as the senior vice president and senior loan officer of Commercial Bank since May 19, 1999. Prior to that he served as vice president senior loan officer from May of 1998 until May of 1999. He previously served as vice president commercial loan officer from January of 1996 until May of 1999.

         The Corporation's executive officers serve in their capacity without receiving specific compensation for their services from the Corporation. The Corporation's executive officers continue to serve as executive officers of the Bank. All officers serve at the pleasure of the boards of directors of the Corporation and the Bank.

         The Corporation's board has three standing committees, the human resources committee, the corporate governance committee and the audit committee. The human resources committee includes Messrs. Ferguson, Arnold, Poindexter and Sheldon. The human resources committee makes compensation recommendations. The human resources committee met 4 times in 2002. The human resources committee administers the 2001 Stock Option Plan.

         The corporate governance committee includes Messrs. Abbott, Newson, Poindexter and Sheldon. The governance committee is responsible for making recommendations to the board of directors regarding director performance, ethical conduct and compensation, director recruitment, management succession plans and other matters which affect the board's ability to discharge its duties. The committee met one time during 2002.

         The audit committee recommends to the board the employment of independent certified public accountants to examine the financial statements of the Corporation and its subsidiary, makes such additional examinations as the committee deems advisable, reviews reports of examination of the Corporation and its subsidiary received from regulatory authorities, reports to the board at least once each calendar year on the results of examinations made and offers such conclusions and recommendations as the committee deems appropriate. During 2002, the audit committee was comprised of Messrs. Dewey, Newson, Poindexter, Sheldon and Abbott. The audit committee met 5 times during 2002.

         The Corporation's entire board of directors, excluding Mr. Barker and Mr. Duffy, performs the functions of compensation committee. The Corporation's entire board of directors performs the functions of nominating committee.

         The Corporation's board of directors will consider the nomination of candidates for election as directors of the Corporation at any meeting of shareholders called for the purpose of electing directors submitted by any shareholder entitled to vote at that meeting. Any shareholder desiring to nominate a candidate for director must deliver a notice to the Secretary of the Corporation, not less than 14 nor more than 50 days prior to the meeting, setting forth: the name, age, business address and residence address of the nominee; the principal occupation or employment of the nominee; the number of shares of Common Stock beneficially owned by the nominee; the total number of shares of Common Stock that will be voted for each nominee; the name, business address and residence address of the nominating shareholder; the number of shares of Common Stock owned by the nominating shareholder; a statement that the nominee is willing to be nominated; and such other information regarding the nominee as would be required under the rules of the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the election of the nominee.

         The board of directors of the Corporation held 13 meetings during 2002. All incumbent directors attended at least 75% of the aggregate number of meetings of the board of directors and meetings of committees on which they served while they served in such capacities.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table shows certain information concerning the compensation of the named executive officers of the Corporation and the Bank for the three years ended December 31, 2002. For the same period, the annual salary and bonus of no other executive officer of the Corporation or Bank exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                        Long Term
                                                                                   Compensation Awards
                                                                         Securities Underlying
                                       Annual Compensation                      Options             All Other
Name and Principal Position     Year       Salary(1)          Bonus(3)       (No. Shares) (2)     Compensation (4)
--------------------------------------------------------------------------------------------------------------------
Jeffrey S. Barker               2002        129,000            56,000            11,429               11,278
President and                   2001        125,000            62,000            12,458               10,449
   Chief Executive Officer      2000        122,875            60,000            11,238               11,332
   of the Corporation and
   Bank

Patrick G. Duffy                2002        101,000            37,000            10,360                8,749
Executive Vice President        2001         98,000            41,000            11,355                8,374
   and Chief Financial          2000         90,170            39,000            10,419                7,891
   Officer of the Corporation
   and Bank

Andrew P. Shafley               2002         89,200            36,000             9,450                8,551
Senior Vice President           2001         83,113            40,000             8,820                8,176
    and Senior Loan Officer     2000         75,526            38,000             8,102                7,319
    of the Bank



(1) Includes compensation deferred under the Commercial Bank Employee Savings and Stock Ownership Plan and directors' fees.

(2) Shares have been adjusted for the 5% stock dividend paid in November of 2002.

(3) Bonuses are calculated based on a board of director approved formula. The formula is based on earnings, return on average equity, and return on average assets. The board of directors also has discretion in adjusting the bonus for other factors including but not limited to individual performance.

(4) All other compensation for Mr. Barker, Mr. Duffy, and Mr. Shafley includes the following:


                                Matching and Base Contributions
                           Under the Commercial Bank Employee Savings            Life, Short-term and Long-term
                                     Stock Ownership Plan                  Disability Premium Paid by the Corporation
-----------------------------------------------------------------------------------------------------------------------

     Mr. Barker   2002                     10,087                                            1,191
                  2001                      9,314                                            1,135
                  2000                     10,200                                            1,132


     Mr. Duffy    2002                      7,756                                              993
                  2001                      7,440                                              934
                  2000                      6,965                                              926


     Mr. Shafley  2002                      7,576                                              975
                  2001                      7,267                                              909
                  2000                      6,420                                              899



         It is the Corporation's practice to award stock options annually to key policy making members of management. Stock options have been an important component of the Corporation's executive compensation program for several years. Stock options are believed to help align the interests of senior management with the interests of shareholders by promoting stock ownership by senior executive officers and by rewarding them for appreciation in the price of the Corporation's Common Stock. Stock options which were granted, exercised, or outstanding during 2002 were granted under the 1991 Stock Option Plan and the 2001 Stock Option Plan. The 1991 Stock Option Plan terminated by its terms on April 22, 2001. The Corporation's shareholders have approved the 2001 Stock Option Plan.

         The Corporation's 1991 Stock Option Plan and 2001 Stock Option Plan provide that stock options, stock appreciation rights, and tax benefit rights may be issued to directors, officers, and key employees. Stock options entitle a participant to buy shares of Common Stock of the Corporation during a specified time period at a specified price. Subject to restrictions imposed by the Plan, the human resource committee in its discretion determines who will be granted options, how many shares will be subject to options, and the form of consideration that may be paid upon exercise of an option. As of December 31, 2002, a maximum of 83,510 authorized shares are subject to the exercise of options under the 2001 plan. As of December 31, 2002, a maximum of 148,329 authorized shares are subject to the exercise of options under the 1991 plan. As of December 31, 2002, no stock appreciation rights had been granted under the plan. The 1991 Stock Option Plan terminated by its terms on April 22, 2001.

         The following tables set forth information concerning stock options granted to and exercised or retained by the named executive officers of the Corporation and Bank during 2002. In 2002, the Corporation granted options under the 2001 Stock Option Plan. As indicated in the following table, options awarded in 2002 are exercisable for ten years.

                     OPTIONS GRANTED IN LAST FISCAL YEAR (1)

                     No. of         Percent of
                   Securities      Total Options                             Potential Realizable Value at Assumed
                   Underlying       Granted to                                    Annual Rates of Stock Price
                     Options       Employees in   Exercise      Expiration       Appreciation for Option Term
Name                 Granted        Fiscal Year  Price ($/Shr)     Date            0%          5%           10%
-------------------------------------------------------------------------------------------------------------------
Jeffrey S. Barker    11,429           23.75%       $ 14.29       6/19/2012        $  0     $ 102,532     $259,835

Patrick G. Duffy     10,360           21.56%       $ 14.29       6/19/2012        $  0     $  93,104     $235,945

Andrew P. Shafley     9,450           19.67%       $ 14.29       6/19/2012        $  0     $  84,926     $215,220


(1) The per share exercise price of each option is equal to the market value of the Common Stock on the date each option was granted. The option information has been adjusted to reflect the 5% stock dividend paid in November of 2002. All outstanding options were granted for a term of ten or fewer years. Options terminate subject to certain limited exercise provisions, in the event of death, retirement, or other termination of employment. In the event of a change in control of the Corporation, a participant may exercise tax benefit rights granted in tandem with the options. Such tax benefit rights would entitle an optionee to cash payments at the time of exercise to partially reimburse the optionee for tax liability.


   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES


                                                                                        Value of Unexercised
                      Number of                           Number of Unexercised        In-the-Money Options at
                   Shares Acquired                         Options at Year End                Year End
Name                  On Exercise    Value Realized    Exercisable    Unexercisable   Exercisable   Unexercisable
-----------------------------------------------------------------------------------------------------------------
Jeffrey S. Barker        4,428          $  29,889         42,225          32,243      $  110,992     $    31,142
Patrick G. Duffy             0          $       0         19,747          27,089      $   33,816     $    24,872
Andrew P. Shafley            0          $       0         11,805          24,436      $   14,191     $    21,685



CHANGE OF CONTROL ARRANGEMENT

         The Bank has entered into a Change of Control Arrangement with named executive officers Jeffrey S. Barker, Patrick G. Duffy, and Andrew P. Shafley providing that if certain "employment changes" occur within 24 months after a "change of control" of the Corporation, then they shall receive a lump sum severance payment equal to 1 1/2 times their yearly salary and bonus.

         The Arrangement generally defines employment changes as follows: termination of employment for reasons other than good cause; a significant change in the nature or scope of their authority or in the overall working environment; their assignment to duties materially inconsistent with their present duties, responsibilities and status; or a material reduction in their monthly rate of base salary. A change of control occurs for purposes of the Arrangement when more than 50% of the Corporation's common stock is acquired by an entity, person or group.

         The Bank's purpose in entering into the Arrangement with Mr. Barker, Mr. Duffy, and Mr. Shafley is to provide these individuals with financial security following a change of control and to provide an additional inducement for them to remain employed by the Bank. With continuation of their employment reasonably assured, the Corporation and its shareholders should be more assured that they will act, with respect to a possible change of control, for the benefit of the Corporation and its shareholders and without concern for their own financial security.

COMPENSATION OF DIRECTORS

         The board of directors of the Bank holds regular monthly meetings. The Bank compensates its directors at the rate of $1,000 per month. The Chairman of the board is paid $2,000 per month. Directors of the Bank, who are not executive officers, are paid $150 for each committee meeting attended. The Corporation's board of directors meetings customarily coincide with Bank board of directors meetings. No separate cash compensation is paid to directors for Corporation board of directors meetings.

         The directors of the Corporation and Bank may receive stock options under the Corporation's 2001 Stock Option Plan. The number of shares of Common Stock covered by each option equals the number of shares the director could purchase if he had purchased shares with the directors fees that the director earned during the year. The options awarded to the directors are exercisable after six months from the date of grant and expire ten years from the date of grant.

AUDIT COMMITTEE REPORT

         The following report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Corporation under the Security Act of 1933 or the Securities Exchange Act of 1934.

         The Audit Committee reports as follows with respect to the Corporation's audited financial statements for the year ended December 31, 2002 (the "Consolidated Financial Statements"): (1) the Audit Committee has reviewed and discussed the Consolidated Financial Statements with the Corporation's management; (2) the Audit Committee has discussed with its independent auditors (Crowe, Chizek and Company LLP) the matters required to be discussed by Statement on Auditing Standards No. 61, which include, among other items, matters related to the conduct of the audit of the Consolidated Financial Statements; (3) the Audit Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the Corporation and its related entities) and has discussed with the auditors the auditors' independence from the Corporation; and (4) based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Consolidated Financial Statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

         Audit Committee Charter The Board of Directors and Audit Committee have adopted an Audit Committee Charter.

         Independence of Audit Committee During 2002, the Company's Audit Committee was comprised of Mr. Dewey, Mr. Newson, Mr. Poindexter, Mr. Sheldon and Mr. Abbott. Each of these members meets the requirements for independence as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The firm of Crowe, Chizek and Company LLP examined and certified the financial statements of the Corporation for the year ended December 31, 2002. Upon the recommendation of the Audit Committee, the

Board of Directors has selected Crowe, Chizek and Company LLP to act as the Corporation's independent auditors for 2003.

         Audit Fees The aggregate fees billed by Crowe, Chizek and Company LLP for professional services rendered for the audit of the Corporation's financial statements for the year ended December 31, 2002 including fees related to annual report on Form 10-K, and reviewing of the Corporation's quarterly reports on Form 10-Q filed during the year ended December 31, 2002 were $66,400.

         Financial Information Systems Design and Implementation Fees The aggregate fees billed by Crowe, Chizek and Company LLP for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (relating to financial information systems design and implementation) for the year ended December 31, 2002 were $0.

         All Other Fees The aggregate fees billed for services rendered by Crowe, Chizek and Company LLP, other than services included above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation" for the year ended December 31, 2002 were $42,720.

         The Audit Committee of the Company believes the services provided by Crowe, Chizek and Company LLP in exchange for the fees set forth above under the captions "Financial Information Systems Design and Implementation" and "All Other Fees" are compatible with Crowe, Chizek and Company LLP's independence. Greater than 50% of the hours expended on Crowe, Chizek and Company LLP's engagement to audit the Company's financial statements for the year ended December 31, 2002 were performed by full-time permanent employees of Crowe, Chizek and Company LLP.

         A representative of Crowe, Chizek and Company LLP is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and to make any comments deemed appropriate.


CERTAIN RELATIONSHIPS

         Directors and officers of the Corporation and members of their immediate families and businesses controlled by them were customers of and had certain transactions with the Bank in the ordinary course of business since January 1, 2002. It is anticipated that such transactions will take place in the future in the ordinary course of business. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates, fees, and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present any unfavorable features.

         During 2002, the Bank retained the services of Mr. Arnold, an attorney, for routine legal matters. These fees were billed at the regular rates charged by Mr. Arnold for services rendered to all of his firm's clients. The fees paid by the Bank did not exceed 5% of the firm's gross revenues for its last fiscal year.

PROPOSALS OF SHAREHOLDERS

         Proposals of shareholders intended to be presented at the annual meeting scheduled to be held April 27, 2004, must be received by the Corporation for inclusion in its proxy statement and form of proxy relating to that meeting by November 27, 2003. Proposals of shareholders should be made in accordance with Securities and Exchange Commission Rule 14a-8.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and certain officers and persons who own more than ten percent of the Corporation's common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Corporation's common stock. These officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of these reports.

         To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements were satisfied, with respect to the applicable officers, directors and greater than ten percent beneficial owners.

  PROXY            COMMERCIAL NATIONAL FINANCIAL CORPORATION           PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 2003

The undersigned acknowledges receipt of notice of and a proxy statement for the annual meeting of shareholders of Commercial National Financial Corporation to be held on APRIL 22, 2003. The undersigned hereby appoints Richard S. Prestage and Bradley M. Simmet, each of them proxies of the undersigned with full power of substitution, to vote all shares of the undersigned in Commercial National Financial Corporation at the annual meeting of its shareholders to be held on April 22, 2003, and at any adjournment thereof, with all powers which the undersigned would have if personally present. The undersigned hereby instructs Commercial National Financial Corporation to vote any and all shares held for the account of the undersigned under the Commercial National Financial Corporation Dividend Reinvestment Plan in accordance with the specifications, if any, made in this proxy.

1.  Election of Directors:
    [  ] VOTE FOR all nominees (except as     [  ]  WITHHOLD AUTHORITY to vote
            marked to the contrary).              for all nominees listed below.

Richard F. Abbott, Jefferson P. Arnold, Jeffrey S. Barker, Don J. Dewey, Patrick G. Duffy, David A. Ferguson, Paul B. Luneack, Kim C. Newson, Howard D. Poindexter, and Scott E. Sheldon.

           YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMERCIAL NATIONAL FINANCIAL CORPORATION. IF THIS PROXY IS PROPERLY EXECUTED AND DELIVERED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR ELECTION OF ALL NOMINEES NAMED ON THIS PROXY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.



Number of Shares:                                      Dated:                                  , 2003
                 -----------------------                     ----------------------------------


                                                       X
                                                       ----------------------------------------------
                                                       Signature


                                                       X
                                                       ----------------------------------------------
                                                       Signature, if held jointly

                                                       Please sign exactly as your name(s) appear(s).
                                                       Joint owners should each sign personally.
                                                       Executors, administrators, trustees and
                                                       persons signing for corporations or
                                                       partnerships should give their title as such.
                                                       If a corporation, please sign in full
                                                       corporate name by president or authorized
                                                       officer. If partnership, please sign in
                                                       partnership name by properly authorized person.



         PLEASE SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO:
                           COMMERCIAL NATIONAL FINANCIAL CORPORATION
                                        P.O. BOX 280
                                 101 NORTH PINE RIVER STREET
                                   ITHACA, MICHIGAN 48847